          MORGAN STANLEY INSTITUTIONAL FUND TRUST - MUNICIPAL PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

                                                                    AMOUNT OF     % OF    % OF
                                      OFFERING      TOTAL            SHARES      OFFERING FUNDS
      SECURITY     PURCHASE/  SIZE OF PRICE OF    AMOUNT OF         PURCHASED   PURCHASED TOTAL                           PURCHASED
     PURCHASED    TRADE DATE OFFERING  SHARES      OFFERING          BY FUND     BY FUND  ASSETS           BROKERS           FROM
-----------------------------------------------------------------------------------------------------------------------------------
Washington Mutual  10/18/07     --     $100.00 $1,000,000,000.00  $1,800,000.00   0.18%    0.19%   Goldman. Sachs & Co.,   Goldman
 Preferred Fund                                                                                    Credit Suisse, Lehman    Sachs
   9.759% due                                                                                        Brothers, Morgan
   12/31/2049                                                                                             Stanley

Buckeye Tobacco   10/24/07     --     $99.290 $5,531,594,541.00  10,950,000.00   0.19%    1.13%    Bear, Stearns & Co.,     Bear
  Settlement                                                                                         Inc., DEPFA First     Stearns
   Financing                                                                                      Albany Securities LLC,
   Authority                                                                                       Merrill Lynch & Co.,
                                                                                                   Goldman, Sachs & Co.,
                                                                                                  Citi, JPMorgan, Morgan
                                                                                                  Stanley, A.G. Edwards &
                                                                                                   Sons, Inc., Fidelity
                                                                                                      Capital Markets
                                                                                                    Services, Key Banc
                                                                                                     Capital Markets,
                                                                                                    NatCity investments
                                                                                                     Inc., RBC Capital
                                                                                                    Markets, SBK-Brooks
                                                                                                   Investment Corp.,Banc
                                                                                                   of America Securities
                                                                                                     LLC, Fifth Third
                                                                                                     Securities, Inc.,
                                                                                                   Lehman Brothers, PNC
                                                                                                   Capital Markets, Rice
                                                                                                    Financial Products
                                                                                                     Company, Siebert
                                                                                                  Brandford Shank & Co.,
                                                                                                    LLC, Butler Wick &
                                                                                                      Co., Inc., The
                                                                                                   Huntington Investment
                                                                                                   Company, Loop Capital
                                                                                                   Markets, LLC, Raymond
                                                                                                    James & Associates,
                                                                                                   Inc., Robert W. Baird &
                                                                                                 Co., UBS Investment Bank

 Citigroup Inc.    01/18/08     --     $25.000 $3,250,000,000.00    $121,000      0.09%    0.30%   Citi, Merrill Lynch &  Citigroup
   PFD 8.125%                                                                                      Co., Banc of America
                                                                                                  Securities LLC, Credit
                                                                                                      Suisse, Lehman
                                                                                                     Brothers, Morgan
                                                                                                     Stanley, Barclays
                                                                                                  Capital, Deutsche Bank
                                                                                                  Securities, RBC Capital
                                                                                                  Markets, UBS Investment
                                                                                                      Bank, Wachovia
                                                                                                     Securities, Bear,
                                                                                                    Stearns & Co. Inc.,
                                                                                                   Goldman, Sachs & Co.,
                                                                                                  Wells Fargo Securities

 Lehman Brothers   02/05/08     --     $25.000 $1,650,000,000.00    2,587,500     0.15%    0.25%     Lehman Brothers,      Lehman
Holdings Inc. PFD                                                                                    Banc of America,     Brothers
      7.95%                                                                                       Securities LLC, Morgan
                                                                                                  Stanley, Citi, Merrill
                                                                                                     Lynch & Co., UBS
                                                                                                     Investment Bank,
                                                                                                   Wachovia Securities,
                                                                                                   RBC Capital Markets,
                                                                                                     SunTrust Robinson
                                                                                                   Humphrey, Wells Fargo
                                                                                                        Securities

 US Bancorp PFD     3/10/08     --     $25.000 $ 500,000,000.00     2,435,000     0.48%    0.24%   Merrill Lynch & Co.,    Merrill
   7.875% due                                                                                       Morgan Stanley, UBS     Lynch
    12/1/2049                                                                                        Investment Bank,
                                                                                                     Lehman Brothers,
                                                                                                   Wachovia Securities

 California St.     3/14/08     --    $104.187 $1,006,510,000.00    $4,800,000    0.48%    0.47%     Bear Stearns & Co.     Bear
Dept. Wtr Res Pwr                                                                                  Inc., Banc of America   Stearns
   5.000% due                                                                                      Securities LLC, Citi,
    5/1/2022                                                                                       Loop Capital Markets,
                                                                                                    LLC, Roberts & Ryan
                                                                                                      Investments Inc.,
                                                                                                   Blaylock Robert Van,
                                                                                                  LLC, Estrada Hinojosa &
                                                                                                   Company, Inc., Morgan
                                                                                                       Stanley & Co.
                                                                                                   Incorporated, Stone &
                                                                                                  Youngberg, Butler Wick
                                                                                                   & Co., Inc. Goldman,
                                                                                                     Sachs & Co., NAFA
                                                                                                   Capital Markets, LLC,
                                                                                                   Merrill Lynch & Co.,
                                                                                                      Cabrera Capital
                                                                                                  Markets, LLC, JPMorgan,
                                                                                                   RBC Capital Markets,
                                                                                                     Sutter Securities
                                                                                                       Incorporated

Triborough Bridge   3/14/08  $97.098     --    $822,770,000.00    $2,770,000.00   0.33%    0.25%  Lehman Brothers, Citi,    Lehman
& Tunnel 4.750%                                                                                   Morgan Stanley, Banc of  Brothers
due 11/15/2029                                                                                    America Securities LLC,
                                                                                                   Merrill Lynch & Co.,
                                                                                                    Ramirez & Co., Inc.
                                                                                                    Roosevelt & Cross,
                                                                                                     Inc., DEPFA First
                                                                                                    Albany Securities,
                                                                                                   LLC., Morgan Stanley,
                                                                                                      Raymond James &
                                                                                                     Associates, Inc.,
                                                                                                  Siebert Brandford Shank
                                                                                                   & Co., LLC, JPMorgan,
                                                                                                   Bear, Stearns & Co.,
                                                                                                   Inc., UBS Investment
                                                                                                     Bank, M.R. Beal &
                                                                                                   Company, RBC Capital
                                                                                                  Markets, Wachovia Bank,
                                                                                                           N.A.,